Exhibit 99.2 Earnings Presentation Fourth Quarter 2018

Forward Looking Statement Disclosure Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s recent merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward- looking statements can be found in the Form 10-K for the year ended December 31, 2017, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. . 2

4Q 2018 Results 113th Consecutive Quarter of Profitability . Net income = $55.0 million or $0.56 per diluted share. Adjusted net income = $59.7 million or $0.61 per diluted share1,2. 1 Profitability . Return on average assets = 1.59%. Adjusted return on average assets = 1.72% . . Return on average shareholders’ equity = 10.68%. Adjusted return on average shareholders’ equity = 11.59%1. . Return on average tangible common equity = 19.63%1. Adjusted return on average tangible common equity = 21.29%1. . Net interest income = $126.0 million. . Net interest margin of 4.16% on a GAAP basis; 4.21% on a fully tax equivalent basis1. . Noninterest income = $29.5 million; $27.9 million1 as adjusted for merger related items. Income Statement . Noninterest expense = $83.4 million; $75.9 million1 as adjusted for merger related items. . Efficiency ratio = 53.62%. Adjusted efficiency ratio = 49.30%1. . Effective tax rate of 17.6%. Adjusted effective tax rate of 17.9%1. . Total assets increased $144.0 million compared to the linked quarter to $14.0 billion. . EOP loans decreased $23.2 million compared to the linked quarter to $8.8 billion. Balance Sheet . EOP deposits increased $387.8 million compared to the linked quarter to $10.1 billion. . EOP investment securities increased $147.4 million compared to the linked quarter. . Provision expense = $5.3 million. Net charge offs = $6.5 million. NCOs / Avg. Loans = 0.29% annualized. Asset Quality . Nonperforming Loans / Total Loans = 0.98%. Nonperforming Assets / Total Assets = 0.63%. . ALLL / Nonaccrual Loans = 79.97%. ALLL / Total Loans = 0.64%. Classified Assets / Total Assets = 0.94%. . Total capital ratio = 14.10%. Capital . Tier 1 common equity ratio = 11.87%. . Tangible common equity ratio = 8.79%. . Tangible book value per share = $11.72. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 2 See Slide 5 for Adjusted Earnings detail. 3

4Q 2018 Highlights Strong quarterly earnings Adjusted1 earnings per share - $0.61 Adjusted1 return on assets – 1.72% Adjusted1 return on average tangible common equity – 21.29% Expansion in capital ratios Higher net interest margin Increase driven by higher asset yields and loan fees as well as a shift in funding mix Higher asset yields partially offset by increase in deposit costs Adjusted1 noninterest expense decreased $2.1 million to $75.9 million compared to the linked quarter Lower employee benefits and collection expenses during the fourth quarter Stable loan balances 10% linked quarter increase in loan origination activity offset by elevated ICRE payoffs Strong deposit growth primarily in noninterest bearing, brokered CD’s and money market accounts Annualized quarterly increase in average balances of 16% Stable credit quality Classified assets declined 5% compared to the linked quarter Annualized net charge-offs increased to 29 bps as a percentage of average loans for the quarter; 15 bps for the full year 2018 Increase in nonperforming assets impacted by further deterioration of a single large franchise finance relationship ($17MM) 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 4

Adjusted Net Income 1 The table below lists certain adjustments that we believe are significant to understanding our quarterly performance. 4Q 2018 3Q 2018 As Reported Adjusted As Reported Adjusted Net interest income $ 125,959 $ 125,959 $ 123,485 $ 123,485 Provision for loan and lease losses $ 5,310 $ 5,310 $ 3,238 $ 3,238 Noninterest income $ 29,504 $ 29,504 $ 28,684 $ 28,684 plus: bankcard interchange - - - 340 A plus: losses on investment securities - 60 A - 279 A less: gains from the redemption of off balance sheet securitizations - (1,645) A - - Total noninterest income $ 29,504 $ 27,919 $ 28,684 $ 29,303 Noninterest expense $ 83,352 $ 83,352 $ 85,415 $ 85,415 less: merger-related expenses - 3,264 A - 5,205 A less: severance expenses - 4,221 A - 2,200 A Total noninterest expense $ 83,352 $ 75,867 $ 85,415 $ 78,010 Income before income taxes $ 66,801 $ 72,701 $ 63,516 $ 71,540 Income tax expense $ 11,787 $ 11,787 $ 12,859 $ 12,859 plus: tax effect of adjustments (A) @ 21% statutory rate - 1,239 - 1,685 Total income tax expense $ 11,787 $ 13,026 $ 12,859 $ 14,544 Net income $ 55,014 $ 59,675 $ 50,657 $ 56,996 Net earnings per share - diluted $ 0.56 $ 0.61 $ 0.51 $ 0.58 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts. 5

Profitability Diluted EPS Return on Average Assets 1.72% 1.60% 1.64% $0.61 1.49% $0.57 $0.58 $0.52 1.26% $0.45 1.59% $0.56 1.40% 1.45% $0.49 $0.51 1.13% 1.05% $0.40 $0.37 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 1 1 DilutedEPS Adjusted EPS ROA Adjusted ROA Return on Avg Tangible Common Equity Efficiency Ratio 88.19% 21.00% 21.29% 20.83% 67.50% 18.24% 56.38% 56.13% 53.62% 15.47% 57.99% 18.5% 19.6% 53.79% 51.64% 51.06% 49.30% 17.2% 13.9% 13.7% 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Adjusted Efficiency Ratio1 Efficiency Ratio 1 ROATCE Adjusted ROATCE 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 6

Net Interest Margin Net Interest Margin (FTE) 4Q18 NIM (FTE) Progression 3Q18 4.12% 4.21% 4.15% 4.12% Asset yields 0.12% 0.29% 0.29% 0.29% 3.82% 3.84% Asset mix -0.01% 0.17% 0.15% 0.15% 0.13% 0.24% Loan fees 0.04% 3.69% 3.71% 3.70% 3.75% Funding costs -0.10% 3.58% Funding mix 0.04% 4Q17 1Q18 2Q18 3Q18 4Q18 Basic Margin (FTE) Loan Fees Purchase accounting 4Q18 4.21% 7

Average Balance Sheet Average Loans Average Deposits 5.73% 0.68% 0.60% 0.57% 0.59% 5.49% 5.53% 0.54% 5.05% 4.90% $10,383 $10,050 $8,933 $8,849 $8,766 $9,888 $6,840 $6,903 $5,960 $6,018 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Gross Loans Loan Yield (Gross) Total Deposits Cost of Deposits Average Securities 3.30% 3.16% 3.21% 3.04% 2.90% $3,157 $3,168 $3,205 $2,020 $2,043 4Q17 1Q18 2Q18 3Q18 4Q18 Average Investment Securities AllInvestment dollars shown Securities in millions Yield 8

Loan Portfolio Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) Total $8.8 billion ICRE -$55.9 $1,112 13% Commercial $7.9 $2,699 2 $997 31% Small Business Banking -$36.8 11% Consumer -$10.1 $911 Mortgage $26.0 10% Commercial Finance $38.9 $1,323 $1,782 20% 1 15% Other $6.8 ICRE Commercial Small Business Banking Consumer Total growth/(decline): Mortgage Commercial Finance ($23.2 million) 1 Includes planned attrition related to syndications and loan marks. 2 Decline primarily related to commercial real estate loans. All dollars shown in millions. 9

Deposits Deposit Product Mix (Avg) 4Q18 Average Deposit Progression Total $10.0 billion Interest-bearing demand $1.9 $1,410 14% $2,477 Public Funds $4.0 25% Savings -$19.3 $1,249 12% Money Markets $28.6 $626 6% $886 9% Other Time -$1.4 $1,068 11% Retail CDs $10.5 $380 $1,953 4% 19% Brokered CDs $49.7 Interest-bearing demand Public Funds Savings Money Markets Noninterest-bearing $87.8 Other Time Retail CDs Brokered CDs Noninterest-bearing Total growth/(decline): $161.8 million All dollars shown in millions. 10

Asset Quality Classified Assets / Total Assets Nonperforming Assets / Total Assets 0.63% 0.98% 0.98% 1.00% 1.00% 0.94% 0.50% 0.52% 0.46% 0.47% $139.3 $138.9 $131.7 $88.2 $64.2 $64.6 $44.4 $46.3 $87.3 $87.6 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Classified Assets Classified Assets / Total Assets NPAs NPAs / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense 0.13% 0.29% 0.02% 0.18% -0.02% 0.90% 0.89% $6.5 $5.3 0.61% 0.65% 0.64% $4.0 $3.7 $3.2 $54.0 $54.4 $54.1 $57.7 $56.5 $2.3 $1.9 $0.3 4Q17 1Q18 2Q18 3Q18 4Q18 -$0.2 -$0.4 4Q17 1Q18 2Q18 3Q18 4Q18 Allowance for Loan Losses ALLL / Total Loans NCOs Provision Expense NCOs / Average Loans All dollars shown in millions. 11

Capital Total Capital Ratio Tier 1 Common Equity Ratio 14.10% 11.87% 13.77% 11.52% 12.50% 13.07% 13.17% 13.36% 11.15% 10.50% 10.63% 10.77% 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Tier 1 Common Equity Ratio Target Total Capital Ratio Target Tangible Common Equity Ratio 8.79% 8.53% 8.30% 8.41% 8.30% 7.50% 4Q17 1Q18 2Q18 3Q18 4Q18 Tangible Common Equity Ratio Target All capital numbers are considered preliminary. 12

Capital Strategy & Deployment Tangible Book Value Per Share Strategy & Deployment • Tangible Book Value Per Share dilution from the merger substantially recovered in 4Q18 $11.75 $11.72 $11.62 • Announced in 1Q19 share repurchase $11.25 plan of up to 5 million shares, or $11.01 approximately 5.0% of the Company's issued and outstanding shares • Announced 10% increase in quarterly dividend from $0.20 to $0.22 per share • Targeted dividend payout ratio remains 35-40% 4Q17 1Q18 2Q18 3Q18 4Q18 Tangible Book Value per Share 13

1Q19 Outlook1 . Annualized loan growth expected to be in the low to mid single digits on a percentage Balance Sheet basis . NIM (FTE) 3.87 - 3.92%, excluding purchase accounting impact Net Interest Margin . Compares to 3.92% in 4Q18 . Day count impact approximately $1 - $2 million Credit . Stable credit outlook; net charge-offs similar to full year 2018 Noninterest income2 . Seasonal decline expected; $27 - $28 million . Seasonal increase expected; $76 - $78 million Noninterest Expense2 . Efficiency ratio of 50 – 52% Capital . All capital ratios expected to exceed current internal targets Taxes . Effective tax rate of approximately 19.5% 1 See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 2 Management’s estimated outlook excludes merger-related activities. 14

Appendix: Non-GAAP Measures The Company’s earnings release and accompanying presentation contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 15

Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Three months ended Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, 2018 2018 2018 2017 2017 Net interest income $ 125,959 $ 123,485 $ 123,979 $ 75,812 $ 75,614 Tax equivalent adjustment 1,442 1,567 1,420 718 1,387 Net interest income - tax equivalent $ 127,401 $ 125,052 $ 125,399 $ 76,530 $ 77,001 Average earning assets $ 12,003,073 $ 12,056,627 $ 12,120,000 $ 8,087,848 $ 8,005,100 Net interest margin* 4.16% 4.06% 4.10% 3.80% 3.75 % Net interest margin (fully tax equivalent)* 4.21% 4.12% 4.15% 3.84% 3.82% * Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons. All dollars shown in thousands. 16

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP ratios Three months ended YTD Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, Dec. 31, Dec. 31, (Dollars in thousands, except per share data) 2018 2018 2018 2018 2017 2018 2017 Net income (a) $ 55,014 $ 50,657 $ 36,418 $ 30,506 $ 24,811 $ 172,595 $ 96,787 Average total shareholders' equity 2,042,884 2,021,400 2,000,093 929,474 920,194 1,752,261 897,431 Less: Goodwill and other intangibles (930,960) (935,930) (937,457) (209,244) (209,571) (755,875) (210,055) Average tangible equity (b) 1,111,924 1,085,470 1,062,636 720,230 710,623 996,386 687,376 Total shareholders' equity 2,078,249 2,035,520 2,012,937 939,985 930,664 2,078,249 930,664 Less: Goodwill and other intangibles (931,030) (934,360) (934,656) (209,053) (209,379) (931,030) (209,379) Ending tangible equity (c) 1,147,219 1,101,160 1,078,281 730,932 721,285 1,147,219 721,285 Total assets 13,986,660 13,842,667 13,920,167 8,898,429 8,896,923 13,986,660 8,896,923 Less: Goodwill and other intangibles (931,030) (934,360) (934,656) (209,053) (209,379) (931,030) (209,379) Ending tangible assets (d) 13,055,630 12,908,307 12,985,511 8,689,376 8,687,544 13,055,630 8,687,544 Risk-weighted assets (e) 10,241,159 10,222,466 10,251,147 7,240,731 7,108,629 10,241,159 7,108,629 Total average assets 13,768,958 13,822,675 13,956,360 8,830,176 8,731,956 12,611,438 8,611,403 Less: Goodwill and other intangibles (930,960) (935,930) (937,457) (209,244) (209,571) (755,875) (210,055) Average tangible assets (f) $ 12,837,998 $ 12,886,745 $ 13,018,903 $ 8,620,932 $ 8,522,385 $ 11,855,563 $ 8,401,348 Ending shares outstanding (g) 97,894,286 97,914,526 97,904,897 62,213,823 62,069,087 97,894,286 62,069,087 Ratios Return on average tangible shareholders' equity (a)/(b) 19.63% 18.52% 13.75% 17.18% 13.85% 17.32% 14.08% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 8.79% 8.53% 8.30% 8.41% 8.30% 8.79% 8.30% Risk-weighted assets (c)/(e) 11.20% 10.77% 10.52% 10.09% 10.15% 11.20% 10.15% Average tangible equity as a percent of average tangible assets (b)/(f) 8.66% 8.42% 8.16% 8.35% 8.34% 8.40% 8.18% Tangible book value per share (c)/(g) $ 11.72 $ 11.25 $ 11.01 $ 11.75 $ 11.62 $ 11.72 $ 11.62 All dollars shown in thousands. 17

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP measures 4Q18 3Q18 2Q18 1Q18 4Q17 (Dollars in thousands, except per share data) As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) $ 125,959 $ 125,959 $ 123,485 $ 123,485 $ 123,979 $ 123,979 $ 75,812 $ 75,812 $ 75,614 $ 75,614 Provision for loan and lease losses 5,310 5,310 3,238 3,238 3,735 3,735 2,303 2,303 (205) (205) plus: provision expense adjustment Noninterest income 29,504 29,504 28,684 28,684 28,256 28,256 16,938 16,938 18,382 18,382 less: gains from the redemption of off balance sheet securitizations (1,645) plus: Bankcard interchange 340 341 plus: losses on sale of investment securities 60 279 30 (19) Total noninterest income (g) 29,504 27,919 28,684 29,303 28,256 28,627 16,938 16,938 18,382 18,363 Noninterest expense 83,352 83,352 85,415 85,415 102,755 102,755 52,288 52,288 82,898 82,898 less: severance expense 4,221 2,200 4,546 less: historic tax credit investment write-down 11,328 less: merger-related expenses 3,264 5,205 19,397 1,985 8,444 less: indemnification asset impairment 1 527 5,055 less: charitable foundation contribution 3,000 less: other (113) 577 Total noninterest expense (e) 83,352 75,867 85,415 78,010 102,755 78,812 52,288 49,889 82,898 54,494 Income before income taxes (i) 66,801 72,701 63,516 71,540 45,745 70,059 38,159 40,558 11,303 39,688 Income tax expense 11,787 11,787 12,859 12,859 9,327 9,327 7,653 7,653 (13,508) (13,508) plus: tax effect of adjustments 1,239 1,685 5,106 504 9,935 plus: tax reform impact on DTLs & tax partnerships 8,191 plus: after-tax impact of historic tax credit write-down @ 35% 7,363 Total income tax expense (h) 11,787 13,026 12,859 14,544 9,327 14,433 7,653 8,157 (13,508) 11,981 Net income (a) $ 55,014 $ 59,675 $ 50,657 $ 56,996 $ 36,418 $ 55,626 $ 30,506 $ 32,401 $ 24,811 $ 27,707 Average diluted shares (b) 98,468 98,468 98,484 98,484 98,432 98,432 62,181 62,181 62,132 62,132 Average assets (c) 13,768,958 13,768,958 13,822,675 13,822,675 13,956,360 13,956,360 8,830,176 8,830,176 8,731,956 8,731,956 Average shareholders' equity 2,042,884 2,042,884 2,021,400 2,021,400 2,000,093 2,000,093 929,474 929,474 920,194 920,194 Less: Goodwill and other intangibles (930,960) (930,960) (935,930) (935,930) (937,457) (937,457) (209,244) (209,244) (209,571) (209,571) Average tangible equity (d) 1,111,924 1,111,924 1,085,470 1,085,470 1,062,636 1,062,636 720,230 720,230 710,623 710,623 1 - Impairment charge related to preliminary agreement to terminate FDIC loss sharing agreements. Ratios Net earnings per share - diluted (a)/(b) $ 0.56 $ 0.61 $ 0.51 $ 0.58 $ 0.37 $ 0.57 $ 0.49 $ 0.52 $ 0.40 $ 0.45 Return on average assets - (a)/(c) 1.59% 1.72% 1.45% 1.64% 1.05% 1.60% 1.40% 1.49% 1.13% 1.26% Return on average tangible shareholders' equity - (a)/(d) 19.63% 21.29% 18.52% 20.83% 13.75% 21.00% 17.18% 18.24% 13.85% 15.47% Efficiency ratio - (e)/((f)+(g)) 53.6% 49.3% 56.1% 51.1% 67.5% 51.6% 56.4% 53.8% 88.2% 58.0% Effective tax rate - (h)/(i) 17.6% 17.9% 20.2% 20.3% 20.4% 20.6% 20.1% 20.1% -119.5% 30.2% 18

Update -New colors 19